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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2002

Magellan Health Services, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6639 (Commission File Number)	58-1076937 (IRS Employer Identification No.)

6950 Columbia Gateway Drive Suite 400 Columbia, Maryland (Address of Principal Executive Offices)		21046 (Zip Code)

Registrant's telephone number, including area code: (410) 953-1000

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

        On December 31, 2002, Magellan Health Services, Inc. announced that it had entered into an amendment to its Credit Agreement that provides for, among other things, extensions of waivers of any default of its financial covenants through January 15, 2003.

        Attached and incorporated herein by reference as Exhibits 99.1 and 99.2, respectively, are copies of the press release dated December 31, 2002 and the amendment to the Credit Agreement dated as of January 1, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)    Financial Statements of business acquired:        Not applicable.

(b)    Pro forma financial information:        Not applicable.

(c)    Exhibits:

Exhibit Number	Description
99.1	Registrant's press release dated December 31, 2002.
99.2	Amendment No. 11 and Waiver dated as of January 1, 2003, to the Magellan Credit Agreement dated as of February 12, 1998, as amended

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

MAGELLAN HEALTH SERVICES, INC.
By:	/s/ MARK S. DEMILIO Mark S. Demilio Executive Vice President and Chief Financial Officer

Date: January 6, 2003

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SIGNATURES